Common Shares	12 Months Ended
Dec. 31, 2024
Common Stock, Number of Shares, Par Value and Other Disclosure [Abstract]
Common Shares	Common Shares
The Company is authorized to issue an unlimited number of common shares and first and second preferred shares up to 20 per cent of the issued common shares outstanding.

U.S.$ millions, except where noted	Common Shares	Common Shares ($)
Balance at December 31, 2023	—	—
Issued on October 1, 2024	207,570,409	2,187
Issued on exercise of stock options	470,700	9
Balance at December 31, 2024	208,041,109	2,196
Prior to the Spinoff on October 1, 2024, the Company had nil common shares outstanding. The Former Parent's Net Investment represented the Company's accumulated net earnings from operations as well as the net effect of transactions between the Company and its Former Parent, including net capital distributions and contributions to the Company and cash generated from the Company’s operations.
Upon Spinoff on October 1, 2024, the Company issued a total of 207,570,409 common shares by distributing 0.2 shares of South Bow for each share held by TC Energy's shareholders of record as of the record date of September 25, 2024. Refer to Note 2, Basis of Presentation and Accounting Policies for additional details.
Dividends Declared
The Company's dividend payable of $104 million (US$0.50 per share) was declared on November 7, 2024, and was paid on January 31, 2025, to shareholders of record at the close of business on December 31, 2024.